FIRST MONTAUK FINANCIAL CORP.
                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701

                                 PROXY STATEMENT

                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   |X|
Filed by a party other than the registrant   |_|

Check the appropriate box:

     |_|  Preliminary Proxy Statement

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     |_|  Definitive Additional Materials

     |_|  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                          First Montauk Financial Corp.
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                (Name of the Corporation as Specified in Charter)

                         William J. Kurinsky, Secretary
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)

     |X|  No Fee Required

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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          (2)  Aggregate number of securities to which transaction applies:

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               pursuant to Exchange Act Rule 0-11:

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          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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
                          FIRST MONTAUK FINANCIAL CORP.

                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701

                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 21, 2002

                                ---------------

To the Shareholders of
FIRST MONTAUK FINANCIAL CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. (the "Company") will be held at the principal executive offices of the Company, located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701 on Friday, June 21, 2002 at 10:00 a.m., New Jersey time, for the following purposes:

     1. To elect two Class I Directors to the Company's Board of Directors to hold office for a period of three years or until their successors are duly elected and qualified;

     2. To consider and act upon a proposal to adopt the Company's 2002 Incentive Stock Option Plan;

     3. To consider and act upon a proposal to adopt the Company's 2002 Non-Executive Director Stock Option Plan; and

     4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on May 17, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

                                         By Order of the Board of Directors

                                         WILLIAM J. KURINSKY, Secretary

Dated: May 20, 2002

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          FIRST MONTAUK FINANCIAL CORP.
                            PARKWAY 109 OFFICE CENTER
               328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701

                                ---------------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2002

                                ---------------

     This Proxy Statement and the accompanying form of proxy have been mailed on or about May 20, 2002 to the holders of the Company's Common Stock of record on May 17, 2002 (the "Record Date") of FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on June 21, 2002 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Company's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows:

     1. FOR the election of the two persons nominated by the Board of Directors as Class I Directors;

     2.   FOR the adoption of the Company's 2002 Incentive Stock Option Plan;

     3. FOR the adoption of the Company's 2002 Non-Executive Director Stock Option Plan; and

     4. FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke his or her proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting, in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by an affirmative vote of a plurality of the votes cast at the meeting. A shareholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal II - Adoption of the 2002 Incentive Stock Option Plan and Proposal III - Adoption of the 2002 Non-Executive Director Stock Option Plan. Therefore, abstentions shall be counted as "no" votes and broker non-votes will not be counted. Broker non-votes and abstentions will be counted towards the determination of a quorum which, according to the Company's Bylaws, will be the presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote.

     The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT.

     The principal executive offices of the Company are located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701; the Company's telephone number is (732) 842-4700.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Schneider & Associates, LLP, Certified Public Accountants, as independent accountants of the Company for the fiscal year ending December 31, 2002. Shareholders are not being asked to approve such selection because such approval is not required under the Company's Bylaws or the Business Corporation Act of the State of New Jersey. The audit services provided by Schneider & Associates, LLP, consists of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Schneider & Associates, LLP, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed by Schneider & Associates for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31,

2001, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $123,000.

Financial Information Systems Design and Implementation Fees

     The Company did not incur any fees billed by Schneider & Associates for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

     Fees billed to us by Schneider & Associates during the fiscal year ended December 31, 2001 for all other non-audit services rendered, including tax related services, totaled $46,235. In the course of its meetings, the Audit Committee has considered whether Schneider & Associates's provision of these other services is compatible with maintaining Schneider & Associates' independence.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the Annual Meeting are the Company's common stock, no par value per share (the "Common Stock"). The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on May 17, 2002 has been fixed as the Record Date for the determination of the Common Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. As of May 17, 2002, there were 8,625,284 shares of Common Stock issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth certain information as of May 17, 2002, with respect to each Director, each nominee for Director, each executive officer, all Directors and Officers as a group and the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to be the beneficial owner of more than five (5%) percent of any class of the Company's voting securities.

                                                  Amount and Percentage
                                               of Beneficial Ownership (1)
     Directors, Officer                       -----------------------------
   and 5% Shareholders(1)                     Number of Shares     Percent
   ----------------------                     ----------------     -------
Herbert Kurinsky                                 511,518(2)          5.7%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

William J. Kurinsky                            1,605,823(3)         17.7%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Robert I. Rabinowitz, Esq.                       275,749(4)          3.1%
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Ward R. Jones                                    110,000(5)          1.3%
7 Leda Lane
Guilderland, NY 12084

Norma Doxey                                       54,900(6)            *
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

David I. Portman                                 219,800(7)          2.5%
300 Ocean Avenue, Apt. 6A
Long Branch, NJ 07740

Barry D. Shapiro                                       0               *
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

All Directors and                              2,777,790            27.8%
Officers as a group
(6 persons in number)

*Less than 1%

---------------------

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.

(2) Includes vested and presently exercisable options of Mr. Herbert Kurinsky, to purchase 425,000 shares of Common Stock.

(3) Includes vested and presently exercisable options of Mr. William J. Kurinsky to purchase 425,000 shares of Common Stock, and 120,000 Class A Warrants, 120,000 Class B Warrants and 120,000 Class C Warrants.

(4) Includes vested and presently exercisable options of Mr. Robert Rabinowitz to purchase 228,750 shares of Common Stock; 50,000 of which are owned by Mr. Rabinowitz's wife. Mr. Rabinowitz's children own 2,000 shares of Common Stock. Mr. Rabinowitz also owns 5,833 Class A Warrants, 5,833 Class B Warrants and 5,833 Class C Warrants.

(5) Includes vested and presently exercisable options of Mr. Ward R. Jones to purchase 100,000 shares of Common Stock.

(6) Includes vested and presently exercisable options of Ms. Norma Doxey to purchase 30,500 shares of Common Stock and 18,000 non-vested stock options.

(7) Includes vested and presently exercisable options of Mr. David I. Portman to purchase 100,000 shares of Common Stock. Mr. Portman also owns 16,600 Class A Warrants, 16,600 Class B Warrants and 16,600 Class C Warrants.

NOTE:

All Class A Warrants are exercisable at $3.00 per share for a period of five (5) years from February 17, 1998.

All Class B Warrants are exercisable at $5.00 per share for a period of five (5) years from February 17, 1998.

All Class C Warrants are exercisable at $7.00 per share for a period of seven
(7) years from February 17, 1998.

CERTAIN REPORTS

     No person who, during the fiscal year ended December 31, 2001, was a Director, officer or beneficial owner of more than ten percent of the Company's Common Stock (which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by
Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any Reporting Person that no Form 5 is required.

     It is expected that the following will be considered at the Annual Meeting and action taken thereon:

                            I. ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for the classification of the Board of Directors into three classes of Directors, each class as nearly equal in number as possible but not less than one Director, each to serve for a three-year term, staggered by class. The Certificate of Incorporation further provides that a Director or the entire Board of Directors may be removed only for cause and only by the affirmative vote of the holders of at least 70% of the combined voting power of the Company's voting stock, with vacancies on the Board being filled only by a majority vote of the remaining Directors then in office.

     The Board of Directors currently consists of six Directors divided into three classes (Class I, II and III) consisting of two members each. Until December 6, 2000 there was a vacancy in Class II resulting from the resignation of Dr. Ross E. McRonald in November 1994. This vacancy was filled by the remaining members of the Board on December 6, 2000 with the appointment of Barry
D. Shapiro.

     The affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of shareholders is required to elect the Class I Directors. All proxies received by the Board of Directors will be voted for the election as Class I Directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. Family relationships exist among the following executive officers and directors: Mr. Herbert Kurinsky is the uncle of Mr. William J. Kurinsky and Mr. Robert I. Rabinowitz is the brother-in-law of Mr. William J. Kurinsky.

     The terms of the Class I Directors expire at this Annual Meeting. The present Directors of the Company nominated for reelection to the Company's Board of Directors as the Class I Directors at the Annual Meeting are Herbert Kurinsky and William J. Kurinsky.

     The following table sets forth certain information as of the date hereof with respect to the Directors of the Company, including the nominees for election to the Company's Board of Directors at the Annual Meeting. The Class I Directors are the Directors nominated for election at the Annual Meeting.


                                   POSITION WITH                            DIRECTOR
                                 COMPANY; PRINCIPAL                        CONTINUALLY
     NAME                        OCCUPATION AND AGE                           SINCE           TERM EXPIRES
     ----                        ------------------                        -----------        ------------
                                                CLASS I  - NOMINEES
Herbert Kurinsky           Director, President and Chief                        1987             Nominee
                           Executive Officer of the Company
                           and Registered Options Principal of
                           First Montauk Securities Corp., 71

William J. Kurinsky        Director, Vice President, Chief                      1987             Nominee
                           Operating and Chief Financial Officer
                           and Secretary of the Company and of
                           First Montauk Securities Corp. and
                           Financial and Operations Principal
                           of First Montauk Securities Corp., 41

                                                    CLASS II

Norma L.  Doxey            Director, Vice-President of  Operations
                           of First Montauk Securities Corp., 62                1988             2004

Barry D. Shapiro           Director, 59                                         2000             2004

                                                    CLASS III

Ward R. Jones, Jr.         Director, Registered Representative
                           with First Montauk Securities Corp., 71              1991             2003

David I. Portman           Director, President of Triad Property
                           Management, Inc., 61                                 1993             2003

     HERBERT KURINSKY became a Director and President of the Company on November 16, 1987. Mr. Kurinsky is a co-founder of First Montauk Securities Corp. and has been its President, one of its Directors and its Registered Options Principal since September of 1986. From March 1984 to August 1986, Mr. Kurinsky was the President of Homestead Securities, Inc., a New Jersey broker-dealer. From April 1983 to March 1984, Mr. Kurinsky was a branch office manager for Phillips, Appel & Waldon, a securities broker-dealer. From February 1982 to March 1983, Mr. Kurinsky was a branch office manager for Fittin, Cunningham and Lauzon, a securities broker-dealer. From November 1977 to February 1982, he was a branch office manager for Advest

Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. degree in economics from the University of Miami, Florida in 1954.

     WILLIAM J. KURINSKY became Vice President, a Director and Financial and Operations Principal of the Company on November 16, 1987. He is a co-founder of First Montauk Securities Corp. and has been one of its Vice Presidents, a Director and its Financial/Operations Principal since September of 1986. Prior to that date, Mr. Kurinsky was Treasurer, Chief Financial Officer and Vice President of Operations of Homestead Securities, Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. from Rutgers University in 1984. He is the nephew of Herbert Kurinsky.

     NORMA L. DOXEY has been a Director of the Company since December 6, 1988. Ms. Doxey is the Vice President for Operations and a Registered Representative with First Montauk Securities Corp. since September, 1986. From August through September, 1986, she was operation's manager and a Registered Representative with Homestead Securities, Inc. From July 1984 through August 1985 she held the same position with Marvest Securities.

     WARD R. JONES, JR. has been a director of the Company since June, 1991. From 1955 through 1990, Mr. Jones was employed by Shearson Lehman Brothers as a registered representative, eventually achieving the position of Vice President. Mr. Jones is currently a registered representative of First Montauk Securities Corp., but does not engage in any securities business.

     DAVID I. PORTMAN has been a director of the Company since June 15, 1993. From 1978 to the present, Mr. Portman served as the President of Triad Property Management, Inc., a private corporation which builds, invests in and manages real estate properties in the State of New Jersey. Mr. Portman was a Director of Ultra Med, Inc. from 1986 to 1991, a high tech medical equipment manufacturer. Mr. Portman also serves as a director and officer of Pacific Health Laboratories, Inc., positions he has held since August 1995. FMSC underwrote an initial public offering of the common stock of Pacific Health Laboratories, Inc., and is currently a market maker in the stock.

     BARRY D. SHAPIRO was appointed to the Board of Directors of the Company on December 6, 2000. From October 2000 to the present, Mr. Shapiro is a shareholder of the accounting firm, Withum, Smith & Brown in its Red Bank office. Mr. Shapiro was a partner of Shapiro & Weisman C.P.A., P.A., from 1976 thru 1996 when he became a partner of Rudolf, Cinnamon & Calafato, P.A. until joining Withum Smith & Brown. Mr. Shapiro was previously employed with the Internal Revenue Service from 1965 thru 1971, where he was responsible for audit, review and conference functions. Mr. Shapiro is a member of the New Jersey Society of Certified Public Accountants, where he currently participates on the IRS Co-Op and State Tax Committees. Mr. Shapiro is a past Trustee, Treasurer and Vice President of the NJSCPA. He has been involved and is in many civic and community activities, as well as charitable organizations, including the Monmouth County New Jersey Chapter of the American Cancer Society and the Ronald McDonald House of Long Branch, New Jersey. Mr. Shapiro received a B.S. in accounting from Rider University in 1965.

SIGNIFICANT EMPLOYEES

     ROBERT I. RABINOWITZ, 45, has been General Counsel of the Company since 1987. He concurrently served as General Counsel of First Montauk Securities from 1986 to 1998 when a new general counsel was named. Thereafter, he became the Chief Administrative Officer of FMSC as well as General Securities Principal. From January 1986 until November 1986, he was as associate attorney for Brodsky, Greenblatt & Renahan, a private practice law firm in Rockville, Maryland. Mr. Rabinowitz is an attorney at law licensed to practice in New Jersey, Maryland and the District of Columbia, and is a member of the Board of Arbitrators for the National Association of Securities Dealers, Department of Arbitration. Mr. Rabinowitz's wife is a niece of Mr. Herbert Kurinsky and a sister of Mr. William Kurinsky.

     MARK D. LOWE, 43, has been President of Montauk Insurance Services, Inc. since October 1998. From 1982 to 1998 Mr. Lowe was a Senior Consultant with Congilose & Associates, a financial services firm specializing in insurance and estate planning. Mr. Lowe became a Certified Financial Planner (CFP) in July 1991. Mr. Lowe attended Ocean County College in Toms River, N.J. Mr. Lowe is the Treasurer of the Estate and Financial Planning Council of Central New Jersey.

BOARD MEETINGS, COMMITTEES AND COMPENSATION OF DIRECTORS

     During the fiscal year ended December 31, 2001, three meetings of the Board of Directors were held. Each Director of the Company was present at all meetings of the Board of Directors, either in person or by telephone, held during fiscal 2001.

     The Board of Directors has established an Audit Committee consisting of three members, which includes a "public director" as that term is defined in Schedule E of the NASD By-Laws. The Audit Committee reviews (i) the Company's audit functions, (ii) the finances, financial condition, and interim financial statements of the Company, and (iii) the year end financial statements of the Company. Members of the Audit Committee do not receive additional compensation for such service. The Audit Committee met on one occasion during fiscal 2001.

     The Audit Committee adopted a written charter governing its actions on June 23, 2000. The Charter of the Audit Committee of the Company was attached as
Exhibit 1 to the Company's Proxy Statement dated May 22, 2001. Mr. Jones, Mr. Shapiro and Mr. Portman are "independent" members of the Company's Audit Committee, within the definition of that term as provided by Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

     The audit committee hereby states that it:

     o has reviewed and discussed the audited financial statements with the Company's management;

     o has discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

     o has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence; and

     o has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Commission.

     The Audit Committee of the Board of Directors of First Montauk Financial
Corp.:

     David I. Portman   Ward R. Jones, Jr.   Barry D. Shapiro

     The Company does not have a standing nominating committee of the Board of Directors.

     The Company pays Directors who are not employees of the Company a retainer of $250 per meeting of the Board of Directors attended and for each meeting of a committee of the Board of Directors not held in conjunction with a Board of Directors meeting. Directors who are not employees of the Company are also eligible to participate in the Director Plan. Directors employed by the Company are not entitled to any additional compensation as such. The Board of Directors generally meets on a quarterly basis in addition to such other occasions as the business of the Company may from time to time require.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In fiscal 1995, the Company established a compensation committee, composed of two non-executive directors, for the purpose of negotiating and reviewing all employment agreements for executive officers of the Company and for administering the Senior Management Plan and the Incentive Stock Option Plan, as amended. At present, Ward R. Jones, Jr. and David I. Portman are the members of the compensation committee. This committee met on one occasion during fiscal 2001.

     This report is submitted by the compensation committee of the Board of Directors of the Company. During the fiscal year ended December 31, 2001, the compensation committee was responsible for reviewing the Company's stock plans and reviewing and approving compensation matters concerning the executive officers and key employees of the Company.

     Overview and Philosophy. The Company uses its compensation program to achieve the following objectives:

     o To provide compensation that attracts, motivates and retains the talented, high caliber officers and employees necessary to achieve the Company's strategic objectives, as determined by the compensation committee;

     o    To align the interest of officers with the success of the Company;

     o To align the interest of officers with stockholders by including long-term equity incentives; and

     o To increase the long-term profitability of the Company and, accordingly, increase stockholder value.

     Compensation under the executive compensation program is comprised of cash compensation in the form of base salary, bonus compensation and long-term incentive awards, generally in the form of options to purchase common stock. In addition, the compensation program includes various other benefits, including medical and insurance plans and the employee stock option incentive plans and company sponsored 401(k) plans, both of which plans are generally available to all employees of the Company.

     The principal factors which the compensation committee considered with respect to each officer's compensation package for fiscal year ended December, 2001 are summarized below. The compensation committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years.

     Base Salary. Compensation levels for each of the Company's officers, including the Chief Executive Officer, are generally set within the range of salaries that the compensation committee believes are paid to officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the compensation committee takes into account such factors as (i) the Company's past performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The compensation committee does not assign relative weights or ranking to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies. Base salary, while reviewed annually, is only adjusted as deemed necessary by the compensation committee in determining total compensation for each officer. Additionally, certain executives, including Herbert Kurinsky, the Chief Executive Officer and William Kurinsky, the Chief Operating Officer have existing employment agreements with the Company which set forth certain levels of base salary and bonus compensations. Shareholders are directed to the discussion of these agreements under the heading "Employment Agreements" appearing elsewhere in this Proxy Statement.

     Equity Incentives. The compensation committee believes that stock participation aligns officers' interests with those of the stockholders. In addition, the compensation committee believes that equity ownership by officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain key executive officers. Long term incentive compensation, generally granted in the form of stock options, allows the officers to share in any appreciation in the value of the Company's common stock.

     In making stock option grants, the compensation committee considers general corporate performance, individual contributions to the Company's financial, operational and strategic objectives, level of seniority and experience, existing levels of stock ownership, previous grants of restricted stock or options, vesting schedules of outstanding restricted stock or options and the current stock price. With respect to the compensation determination for the fiscal year ended December 31, 2001, the compensation committee believes that the current stock ownership positions of the executive officers was sufficient to achieve the benefits intended by equity ownership. During the fiscal year ended December 31, 2001, each of the Chief Executive Officer and Chief Operating Officer were granted options to purchase 200,000 shares of the Company's common stock Further, during the last fiscal year, Mr. Robert Rabinowitz, the Company's General Counsel, was granted 43,750 options to purchase the Company's common stock.

     Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a 401(k) savings plan, which allows employees to invest in a wide array of funds on a pre-tax basis, as well as insurance and other benefit plans for its employees, including executive officers.

     Chief Executive Officer and Chief Operating Officer Compensation. During the last fiscal year, neither the Chief Executive Officer nor the Chief Operating Officer received any cash bonuses or compensation outside of a $2,000 and $1,000 automobile expense allowance for the Chief Executive Officer and the Chief Operating Officer, respectively. Each of the Chief Executive Officer and Chief Operating Officer received a base salary of $233,140 during the fiscal year ended December 31, 2001. Each officer voluntarily agreed to reduce his base salary in fiscal 2001 by $23,000 as compared to 2000, rather than accept an increase of 10%, as provided in each of their employment agreements. The terms of the subject officers' employment compensation are determined primarily pursuant to their employment agreements, which were entered into in January 2000. Shareholders are directed to the discussion of these agreements under the heading "Employment Agreements" appearing elsewhere in this Proxy Statement.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Code limits the tax deduction to the Company to $1 million for compensation paid to any of the executive officers unless certain requirements are met. The compensation committee has considered these requirements and the regulations. It is the compensation committee's present intention that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation be deductible for United States federal income tax purposes. The compensation committee believes that any compensation deductions attributable to options granted under the employee stock option plan currently qualify for an exception to the disallowance under Section 162(m). Future option grants to executive officers under each of the Company's employee stock option plans will be granted by the compensation committee.

                                    By the Compensation Committee of
                                    the Board of Directors of First Montauk
                                    Financial Corp.

                                    Ward R. Jones, Jr.
                                    David I. Portman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no compensation committee interlocks between the members of the Company's compensation committee and any other entity. None of the members of the Board's compensation committee are executive officers of the Company. Mr. Jones is a registered representative of the Company's broker-dealer subsidiary, First Montauk Securities Corp., but does not engage in any securities business.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

     The affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Class I Directors.

     THE BOARD OF DIRECTORS DEEMS THE NOMINEES FOR THE CLASS I DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                   PROPOSAL II

                                   ADOPTION OF
                        2002 INCENTIVE STOCK OPTION PLAN

     In September 1992, the Company adopted the 1992 Incentive Stock Option Plan. The 1992 Incentive Stock Option Plan provided for the grant of options to purchase up to 2,000,000 shares of the Company's Common Stock and is intended for employees of the Company and consultants and registered representatives. In June 1996 the Company's Board of Directors and shareholders approved an amendment to the 1992 Incentive Stock Option Plan to increase the number of shares reserved for issuance from 2,000,000 to 3,500,000. In June 1998, the Company's shareholders approved a further amendment to the 1992 Incentive Stock Option Plan to increase the number of shares reserved for issuance from 3,500,000 to 6,000,000 and in June 2000, the Company's shareholders approved a further amendment to increase the number of shares reserved for issuance under the 1992 Incentive Stock Option Plan from 6,000,000 to 8,000,000 (as amended, the "Incentive Plan"). As of the Record Date, there were 2,801,998 options outstanding under the Incentive Plan with exercise prices ranging from $0.44 to $2.75. Unless sooner terminated, the Incentive Plan will expire in September, 2002.

BACKGROUND OF PROPOSAL

     The Board of Directors has unanimously approved the adoption of the 2002 Incentive Stock Option Plan (the "2002 Plan") to provide for the grant of options to purchase up to 5,000,000 shares of the Company's common stock to employees, consultants and registered representatives of the Company due to the impending expiration of the Incentive Plan. As the Incentive Plan will expire in September, 2002, and the Board, for the reasons discussed in this Proposal, has determined that it is in the Company's best interests to continue to maintain an option plan for the benefit of its employees and other eligible participants, the Company's shareholders are being asked to approve the adoption of the 2002 Plan. If the 2002 Plan is approved by shareholders, no further grants would be made under the Incentive Plan.

     The Board of Directors has recommended the adoption of the 2002 Plan because it believes that the maintenance of an employee stock option plan is required in order to continue to attract and retain qualified employees, consultants and registered representatives to the Company. The Board believes that the Company competes with numerous other companies for a limited number of talented persons. As a result, there must be provided a level of incentives to such persons. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the eligible participants and the Company. First, granting stock options provides incentive to individuals because they share in the growth of the Company. The Company benefits because these employees will be more motivated and the Company benefits from motivated employees. Second, the grant of options preserves the Company's cash resources.

ADMINISTRATION OF 2002 PLAN

     The 2002 Plan will be administered by the Board of Directors, or in the alternative, by a committee designated by the Board of Directors (the "Committee"). Options granted under the terms of the proposed 2002 Plan may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Internal Revenue Code (the "Code"), or options which do not so qualify ("Non-ISOs"). The Board, or the Committee has the discretion, subject to the terms of the 2002 Plan and applicable laws and regulations, to determine:

     o the eligible employees and other persons to whom, and the times and the price at which, options will be granted;

     o    whether such options shall be ISOs or Non-ISOs;

     o    the periods during which each option will be exercisable;

     o    the number of shares subject to each option;

     o    the conversion of an ISO into a Non-ISO; and

     o any change or modification in the exercise price or term of any option.

     It is intended that awards and grants under the 2002 Plan will be made in a manner so as to qualify for favorable treatment under Section 16(b)-3 of the Securities and Exchange Commission's regulations. In order to receive such treatment, the 2002 Plan must be administered by either the full Board of Directors or by a committee consisting solely of independent directors. Generally, the term "independent director" means a person who is not employed as an employee of the Company or any subsidiary.

     The Board or the Committee, as the case may be, may, within the limitations of the 2002 Plan, among other things, modify, extend or renew outstanding awards granted under the 2002 Plan, or accept the tender of outstanding awards and authorize the granting of new awards in substitution therefore. No modification may unless otherwise allowed under applicable law, without the consent of the grantee, alter, amend or impair rights or obligations under any award previously granted nor affect the status of an ISO under the Code.

     Without the approval of the Company's shareholders, the Board may not amend the 2002 Plan to:

     o increase the number of shares of common stock that may be the subject of stock options granted under the 2002 Plan;

     o change the class of individuals eligible to receive options under the Plan;

     o increase the period during which options may be granted or the permissible term of options under the 2002 Plan; or

     o    decrease the minimum exercise price of ISO's.

TERMS AND CONDITIONS OF OPTION GRANTS

     Under the 2002 Plan and Internal Revenue Service regulations, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder (as defined in the 2002 Plan), such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become first exercisable in any calendar year, shall not exceed $100,000.

     The Board or Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay the exercise price in connection with the exercise or cancellation of an option. The Board or Committee can also permit the payment of the exercise price in the common stock of the Company held by the optionee. Under current Internal Revenue Service regulations and the Code, shares being tendered for use in the payment of the exercise price must have been owned for at least 6 months. In addition, the Company may require the grantee to pay any taxes which may be due and payable as a result of an option exercise prior to delivery of the share certificates to the grantee.

     The rights of any recipient of an award of options under the 2002 Plan are not transferable other than by will or the laws of descent and distribution, and are exercisable during the lifetime of the grantee, only by the grantee (or by a duly appointed guardian or legal representative).

CERTAIN FEDERAL TAX INFORMATION

     The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2002 Plan and with respect to the shares of Common Stock issuable upon the exercise of the options. This summary is not intended to be a complete discussion of the federal income tax implications arising under the 2002 Plan, does not address state or local taxes and is not intended to be construed as tax advice.

ISOs

     In general, an optionee will not recognize regular income upon the grant or exercise of any ISO. The basis of shares transferred to any optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. However, the exercise of an ISO may subject the optionee to the alternative minimum tax.

     Generally, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for the longer of two years from the date the option was granted (the "Grant Date") or one year from the date the option was exercised (the "Exercise Date"). However, if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having had owned it for at least two years from the Grant Date and one year from the Exercise Date, he will recognize ordinary compensation income and capital gain if the sale price is greater than exercise price or loss if the sale price is less than the exercise price.

Non-ISOs

     As in the case of ISOs, an optionee will recognize no income tax upon the grant of an Non-ISO. Unlike an ISO, however, an optionee exercising an Non-ISO will recognize ordinary income tax equal to the excess of the fair market value of the Company's Common Stock on the Exercise Date over the exercise price.

     With respect to the Common Stock issuable upon the exercise of an Non-ISO, an optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an Non-ISO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one year.

Tax Consequences to the Company

     The grant of ISOs and Non-ISOs under the 2002 Plan will have no tax consequences to the Company. Furthermore, in the case of ISOs, the Company will not experience any tax consequences relating to the exercise of ISOs granted under the 2002 Plan. However, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a disqualifying disposition under the Code or a Section 83(b) Election, upon the exercise of an Non-ISO; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

     The full text of the 2002 Plan is annexed to this Proxy Statement as Exhibit A.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the 2002 Plan.

THE BOARD OF DIRECTORS DEEMS PROPOSAL II TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL II.

                                  PROPOSAL III

                                   ADOPTION OF
                  2002 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

     In September, 1992, the Board of Directors adopted the Non-Executive Director Stock Option Plan (the "1992 Director Plan") which was approved by the Company's stockholders in June, 1992. The 1992 Director Plan provides for issuance of a maximum of 1,000,000 shares of Common Stock upon the exercise of stock options granted under the 1992 Director Plan. In June 1996, the Company's shareholders approved an amendment to the 1992 Director Plan to provide for the elimination of non-discretionary stock grants to members of any advisory board established by the Company. Options may be granted under the 1992 Director Plan until September, 2002 to non-executive directors, as defined in the 1992 Director Plan. The 1992 Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares on each September 1st, provided such person has served as a director for the 12 months immediately prior to such September 1st. As of the Record Date, there are outstanding 200,000 options under the 1992 Director Plan with exercise prices ranging from $0.55 to $2.59.

     The proposed 2002 Non-Executive Director Stock Option Plan (the "2002 Director Plan") is being submitted to the Stockholders for approval at this Annual Meeting due to the impending expiration of the 1992 Director Plan in April, 2002.

BACKGROUND OF PROPOSAL

     The Board of Directors (the "Board") has unanimously approved the adoption of the 2002 Director Plan to provide for the grant of options to non-executive directors of the Company. Under the 2002 Director Plan, each non-executive director will automatically be granted an option to purchase 20,000 shares on each September 1st, pro rata, based on the time the director has served in such capacity during the previous year. The term non-executive director refers to a director of the Company who is not otherwise a full-time employee of the Company or any subsidiary.

     The Board has recommended the adoption of the 2002 Director Plan because it believes that it is required in order to continue to attract and retain qualified persons to serve on the Board and that administering option grants to non-executive directors from an independent plan will be more efficient. The Board determined that it was important for the Company to provide increased non-cash compensation to non-employee directors in order to be able to secure the services of qualified individuals. As discussed below, by providing that such compensation be in the form of options, the Company's cash resources will be preserved and the non-employee directors will have the incentive to work for the Company's growth.

     The Board believes that the Company competes with numerous other companies for a limited number of talented persons willing to join a Board of Directors of a public company. As a result, there must be provided a level of incentives to such persons. Since the Company only provides nominal cash compensation to its non-employee directors, it must grant stock options to attract members. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the non-employee director and the Company. First, granting stock options provides incentive to individuals because they share in the growth of the Company. In this manner, non-employee directors have the same interest as stockholders of the Company. The Company benefits because these non-employee directors will be more active in the affairs of the Company, and the Company benefits from an active Board. Second, the grant of options preserves the Company's cash resources.

ADMINISTRATION OF 2002 DIRECTOR PLAN

     The 2002 Director Plan shall be administered by the Board or a committee of the Board (the "Committee") which shall at all times consist of not less than two officers of the Company who are not entitled to participate in the 2002 Director Plan, to be appointed by the Board and to serve at the pleasure of the Board. All questions of interpretation of the 2002 Director Plan or of any options issued under it shall be determined by the Board or Committee and such determination shall be final and binding upon all persons having an interest in the 2002 Director Plan.

     Commencing upon the date that the 2002 Director Plan is adopted by the Company's stockholders, each non-executive director to the Board of Directors shall be entitled to receive an Option to purchase 20,000 shares of Common Stock on September 1st of each year, pro rata, based on the time the director has served in such capacity during the previous year.

     The 2002 Director Plan does not contain an aggregate number of shares issuable thereunder, primarily for administrative purposes. This permits the Company greater flexibility in expanding the Board of Directors without having to obtain stockholder approval for additional shares under the 2002 Director Plan. In addition, with a numerical limitation contained in the 2002 Director Plan, the Company will inevitably run out of shares under the 2002 Director Plan and would then be required to obtain stockholder approval with the resultant cost and expense of preparing a proxy statement, counsel and filing fees and other related expenses of a stockholders meeting. The Board of Directors believes that the administration of the 2002 Director Plan will be substantially simpler without an aggregate limit on the number of option issuable under the 2002 Director Plan.

TERMS AND CONDITIONS OF OPTION GRANTS

     The term of each option commences on the date it is granted and unless terminated sooner as provided in the 2002 Director Plan, expires five years from the date of grant. The Board or Committee has no discretion to determine which non-executive director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. In addition, the Board or Committee will make all determinations of the interpretation of the 2002 Director Plan. Options granted under the 2002 Director Plan are not qualified for incentive stock option treatment under the Internal Revenue Code.

     The exercise price for options granted under the 2002 Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Unless otherwise provided in the Stock Option Plan, the exercise price of options granted under the 2002 Director Plan must be paid in cash at the time of exercise. The Board or Committee may, in its sole discretion, authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay the exercise price in connection with the exercise of an option. In addition, the Board or Committee may require the grantee to pay any taxes which may be due and payable as a result of an option exercise prior to delivery of the share certificates to the grantee.

     It is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3. This is so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder.

     An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

CERTAIN FEDERAL TAX INFORMATION

     The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2002 Director Plan and with respect to the shares of Common Stock issuable upon the exercise of the options. This summary is not intended to be a complete discussion of the federal income tax implications arising under the 2002 Director Plan, does not address state or local taxes and is not intended to be construed as tax advice.

Tax Consequences to Optionees

     Options granted under the 2002 Director Plan are not qualified as incentive options under the Internal Revenue Code. Accordingly, although an optionee will recognize no income tax upon the grant of an option under the 2002 Director Plan, upon exercising such an option, the optionee will recognize ordinary income tax equal to the excess of the fair market value of the Company's Common Stock on the exercise date over the exercise price.

     With respect to the Common Stock issuable upon the exercise of an option granted under the 2002 Director Plan, an optionee generally will have a tax basis equal to the fair market value of the stock on the exercise date. Upon the subsequent sale of Common Stock issuable upon the exercise of an option, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one year.

Tax Consequences to the Company

     The grant of an option under the 2002 Director Plan will have no tax consequences to the Company. However, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a disqualifying disposition under the Code or a Section 83(b) Election; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

     The full text of the 2002 Director Plan is annexed to this Proxy Statement as Exhibit B.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of the 2002 Director Plan.

THE BOARD OF DIRECTORS DEEMS PROPOSAL III TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL III.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-K) compensation awarded to, earned by, paid or accrued by the Company during the years ended December 31, 2001, 2000 and 1999 to each of the named executive officers of the Company.


                                            SUMMARY COMPENSATION TABLE


                                        Annual Compensation                                 Long Term
                                                                                           Compensation
                                                                                           ------------
                                                                                            Securities
                                                                                            Underlying
Name & Principal                                                       Other Annual        Options/SARs
Position                      Year       Salary           Bonus        Compensation          Granted
---------                     ----      ---------       ---------      ------------        ------------
Herbert Kurinsky              2001      $ 233,140       $       0       $  2,000(4)          200,000(1)
  Chairman, Chief             2000      $ 256,217       $  29,306       $  2,000(4)          125,000(1)
  Executive Officer (7)       1999      $ 232,925       $ 100,000       $    925(4)                0(1)

William J. Kurinsky           2001      $ 233,140       $       0       $  1,000(5)          200,000(2)
  Vice President,             2000      $ 256,217       $       0       $  2,000(5)          125,000(2)
  Chief Operating and         1999      $ 232,925       $ 100,000       $  1,925(5)                0(2)
  Financial Officer
  and Secretary (8)

Robert I. Rabinowitz          2001      $ 146,154       $       0       $  2,000(6)           43,750(3)
  General Counsel, FMFC,      2000      $ 150,000       $  24,234       $  2,000(6)           60,000(3)
  Chief Administrative        1999      $ 125,000       $  25,000       $  1,200(6)                0(3)
  Officer, FMSC (9)

Dave McCoy,                   2001      $ 179,436       $  27,787       $      0                   0
  Director of Retail Sales    2000(11)  $  59,231       $  50,000       $ 14,676             200,000
  FMSC (10)                   1999      $   N/A         $   N/A         $   N/A                    0

-------------

1. In 2001 The Compensation Committee of the Board of Directors (the "Committee) authorized an option grant to Mr. Herbert Kurinsky to purchase 200,000 shares of Common Stock at an exercise price of $.75 per share for 5 years. In 2000, the Committee authorized an option grant to Mr. Herbert Kurinsky to purchase 125,000 shares of Common Stock at an exercise price of $2.00 per share. See "Aggregated Options/Sar Exercises in Last Fiscal Year and Fy-End Option/Sar Values."

2. In 2001 The Compensation Committee of the Board of Directors (the "Committee) authorized an option grant to Mr. William J. Kurinsky to purchase 200,000 shares of Common Stock at an exercise price of $.83 per share for 5 years. In 2000 the Committee authorized an option grant to Mr. William J. Kurinsky to purchase 125,000 shares of Common Stock at an exercise price of $2.00 per share. See "Aggregated Options/Sar Exercises in Last Fiscal Year and Fy-End Option/Sar Values."

3. In 2001 The Compensation Committee of the Board of Directors (the "Committee) authorized an option grant to Mr. Robert Rabinowitz to purchase 43,750 shares of Common Stock at an exercise price of $1.50 per share for 5 years. In 2000 the Committee authorized an option grant to Mr. Robert Rabinowitz to purchase 60,000 shares of Common Stock at an exercise price of $2.00 per share. See "Aggregated Options/Sar Exercises in Last Fiscal Year and Fy-End Option/Sar Values."

4. Includes: (i) for 2001, automobile allowance of $2,000; (ii) for 2000, automobile allowance of $2,000; (iii) for 1999, auto allowance of $925.

5. Includes: (i) for 2001, automobile allowance of $1,000; (ii) for 2000, automobile allowance of $2,000; (iii) for 1999, auto allowance of $1,928.

6. Includes (i) for 2001, automobile allowance of $2,000; (ii) for 2000, automobile allowance of $2,000; (iii) for 1999, automobile allowance of $1,200.

7. Mr. Herbert Kurinsky is the beneficial owner of 56,518 shares of the Company's Common Stock as of December 31, 2001, which shares had a market value of $24,868 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

8. Mr. William Kurinsky is the beneficial owner of 1,110,823 shares of the Company's Common Stock as of December 31, 2001, which shares had a market value of $488,762 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

9. Mr. Robert I. Rabinowitz is the beneficial owner of 29,500 shares of the Company's Common Stock as of December 31, 2001, which shares had a market value of $12,980 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

10. Mr. Dave McCoy is the beneficial owner of 141,250 shares of the Company's Common Stock as of December 31, 2001, which shares had a market value of $62,150 as of that date.

11. Mr. McCoy became employed by the Company in June 2000 as Director of Retail Sales. The salary, bonus and option grant was provided pursuant to his compensation package. The commissions paid were earned by Mr. McCoy in his capacity as a registered representative prior to the commencement of his salaried position.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information with respect to the named executive officers concerning options granted during the year ended December 31, 2001.

                                INDIVIDUAL GRANTS


                                                                                 POTENTIAL REALIZABLE VALUE
                                                                                   AT ASSUMED ANNUAL RATES       ALTERNATIVE TO
                                                                                         OF STOCK                  (F) AND (G)
                             INDIVIDUAL GRANTS                                      PRICE APPRECIATION FOR      GRANT DATE VALUE
                                                                                          OPTION
                                                                                           TERM
                                          PERCENT OF
                         NUMBER OF           TOTAL        EXERCISE
                        SECURITIES        OPTION/SARS        OF
                        UNDERLYING        GRANTED TO        BASE
                      OPTION/SARS (1)      EMPLOYEES        PRICE      EXPIRATION                                 GRANT DATE
    NAME                GRANTED (#)     IN FISCAL YEAR      (S/SH)        DATE         5% ($)      10% ($)        PRESENT VALUE $
    ----              ---------------   --------------    ---------    ----------      ------      -------        ---------------
     (A)                    (B)               (C)            (D)           (C)           (F)        (G)                (H)
Herbert Kurinsky          200,000            18.3%          $0.66         1/04/06       18,469     62,587

William J. Kurinsky       200,000            18.3%          $0.66         1/04/06        2,469     46,587

Robert I. Rabinowitz       43,750             4.0%          $0.66         1/04/06         --         --

-------------------

1. There were no grants of Stock Appreciation Rights to the executive officers listed above during the fiscal year ended December 31, 2001.

2. Percentages set forth in column (c) includes options granted to non-employee registered representatives under the 1992 Incentive Stock Option Plan, as amended.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                                                             Value of Unexercised In-the-
                            Shares                      Number of Unexercised Options               Money Options
                           Acquired         Value          as of December 31, 2001             at December 31, 2001(1)
Name                      on Exercise     Realized        Exercisable/Unexercisable           Exercisable/Unexercisable
----                      -----------     --------      -----------------------------        ----------------------------
Herbert Kurinsky               0             --                   475,000/0                             $0/$0
William J. Kurinsky            0             --                   500,000/0                             $0/$0
Robert I. Rabinowitz           0             --                   328,750/0                             $0/$0
David McCoy                    0             --                369,500/180,500                          $0/$0

(footnotes from previous page)

-----------

(1) Based on the closing bid price of the Company's common stock on December 31, 2001 ($.44 per share), less the exercise price for the aggregate number of shares subject to the options.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the Company's common stock that may be issued upon the exercise of options and rights under all of the Company's existing equity compensation plans as of December 31, 2001, including the 1992 Incentive Stock Option Plan, as amended, the 1992 Non-Employee Director Stock Option Plan, as amended and the 1996 Senior Management Stock Option Plan, as amended. Information concerning each of the aforementioned plans is set forth below following the caption "Shareholder Approved Option Plans." The table does not include information about the proposed 2002 Incentive Stock Option Plan and the proposed 2002 Non-Executive Director Stock Option Plan, neither of which have been approved by stockholders and under which no grants have been made.


======================================================================================================================
                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES                                         FUTURE ISSUANCE UNDER
                                    TO BE ISSUED UPON                                           EQUITY COMPENSATION
                                       EXERCISE OF                WEIGHTED AVERAGE                PLANS EXCLUDING
                                   OUTSTANDING OPTIONS            EXERCISE PRICE OF           SECURITIES REFLECTED IN
                                       AND RIGHTS                OUTSTANDING OPTIONS                COLUMN (A)
                                  ---------------------          -------------------          -----------------------
        PLAN CATEGORY                      (A)                           (B)                            (C)
---------------------------------------------------------------------------------------------------------------------
Equity Compensation                   5,243,998(1)                      $1.73                       5,899,802(2)
  Plans Approved by
  Stockholders
---------------------------------------------------------------------------------------------------------------------
Equity Compensation                        N/A                           N/A                            N/A
  Plans Not Approved by
  Stockholders
---------------------------------------------------------------------------------------------------------------------
Total                                  5,243,998(1)                     $1.73                       5,899,802(2)
======================================================================================================================

--------------------------

1. Includes 3,011,498 options issued pursuant to the Company's 1992 Incentive Stock Option Plan, as amended, 200,000 options issued pursuant to the Company's 1992 Director Stock Option Plan, as amended, and 2,032,500 options issued pursuant to the Company's 1996 Senior Management Stock Option Plan, as amended.

2. Includes 3,387,302 options available for issuance under the Company's 1992 Incentive Stock Option Plan, as amended, 640,000 options available for issuance under the Company's 1992 Director Stock Option Plan, as amended, and an aggregate of 1,872,500 shares reserved for issuance as options, incentive stock rights or pursuant to restricted stock purchase agreements under to the Company's 1996 Senior Management Stock Option Plan, as amended.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth herein is a line graph comparing the total returns (assuming reinvestment of dividends) of the Company's common stock, the Standard and Poor Industrial Average, and an industry composite consisting of a group of two peer issuers selected in good faith by the Company. The Company's common stock is listed for trading in the over the counter market and is traded under the symbol "FMFK".

                               [GRAPHIC OMITTED]



NOTES

(1) Industry composite includes Paulson Capital Corp., Olympic Cascade Financial Corp. and Kirlin Holding Corp. The industry composite has been determined in good faith by management to represent entities that compete with the Company in certain of its significant business segments.

EMPLOYMENT AGREEMENTS

     In January 2000, the Company entered into new three-year employment contracts with Herbert Kurinsky, as President and William J. Kurinsky, as Executive Vice President. The contracts provide for base salaries of $256,218 for the first year of the agreement for each, increasing in each case at the rate of 10% per year. Each will also be entitled to receive a portion of a bonus pool consisting of 10% of the pre-tax profits of the Company, to be determined by the executive management (e.g. Herbert Kurinsky and William J. Kurinsky). The bonus pool would require a minimum of $500,000 pretax profit per year in order to become effective.

     Each is also entitled to receive commissions at the same rate as paid to other non-affiliate registered representatives of the Company. They are also entitled to purchase from FMSC, up to 20% of all underwriters and/or placement agent warrants or options which are granted to FMSC upon the same price, terms and conditions afforded to FMSC as the underwriter or placement agent. Each employee also receives health insurance benefits and life insurance as generally made available to regular full-time employees of the Company, and reimbursement for expenses incurred on behalf of the Company and the use of an automobile or in the alternative an automobile allowance. The contracts also provide for severance benefits equal to three times the previous year's salary in the event either of the employees is terminated or their duties significantly changed after a change in management of the Company as defined in the respective agreements.

SHAREHOLDER-APPROVED OPTION PLANS

     Incentive Stock Option Plan

     In September 1992, the Company adopted the 1992 Incentive Stock Option Plan. The 1992 Incentive Stock Option Plan provided for the grant of options to purchase up to 2,000,000 shares of the Company's Common Stock and is intended for employees of the Company and consultants. In June 1996 the Company's Board of Directors and shareholders approved an amendment to the 1992 Incentive Stock Option Plan to increase the number of shares reserved for issuance from 2,000,000 to 3,500,000. In June 1998, the Company's shareholders approved a further amendment to the 1992 Incentive Stock Option Plan to increase the number of shares reserved for issuance from 3,500,000 to 6,000,000 and in June 2000, the Company's shareholders approved a further amendment to increase the number of shares reserved for issuance under the 1992 Incentive Stock Option Plan from 6,000,000 to 8,000,000 (as amended, the "Incentive Plan"). Under the terms of the Incentive Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISOs"). THE BOARD OF DIRECTORS HAS PROPOSED TO ADOPT THE 2002 INCENTIVE STOCK OPTION PLAN AND HAS SUBMITTED A PROPOSAL FOR THEREFORE FOR STOCKHOLDER VOTE AT THE ANNUAL MEETING. PLEASE REFER TO THE DISCUSSION UNDER THE HEADING "PROPOSAL II ADOPTION OF 2002 INCENTIVE STOCK OPTION PLAN."

     The Incentive Plan is administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Board or Committee has full authority to interpret the Incentive Plan and to establish and amend rules and regulations relating thereto.

     Under the Incentive Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the Amended Plan) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which become exercisable in any calendar year may not exceed $100,000.

     The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option. Unless sooner terminated, the Incentive Plan will expire in 2002.

     As of the Record Date, options to purchase a total of 6,474,498 shares of the Company's Common Stock have been issued under the Incentive Plan and options to purchase 2,801,998 shares remain issued and outstanding. The balance of the options granted under the Incentive Plan were either exercised or have expired.

     Director Plan

     In September 1992, the Company adopted the Non-Executive Director Stock Option Plan (the "Director Plan"). The Director Plan provides for issuance of a maximum of 1,000,000 shares of Common Stock upon the exercise of stock options granted under the Director Plan. Options are granted under the Director Plan until 2002 to non-executive directors as defined in the Director Plan. The Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares each September 1, provided such person has served as a director for the 12 months immediately prior to such September 1st. THE BOARD OF DIRECTORS HAS PROPOSED TO ADOPT THE 2002 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN AND HAS SUBMITTED A PROPOSAL THEREFORE FOR STOCKHOLDER VOTE AT THE ANNUAL MEETING. PLEASE REFER TO THE DISCUSSION UNDER THE HEADING "PROPOSAL III ADOPTION OF 2001 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN."

     In June 1996, the Company's shareholders approved an amendment to the Director Plan to provide for the elimination of non-discretionary stock grants to members of any advisory board established by the Company.

     The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Stock Option Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Company or by a combination of each. The term of each option commenced on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. The Director Plan is administered by a committee of the board of directors composed of not fewer than three persons who are officers of the Company (the "Committee"). The Committee has no discretion to determine which non-executive director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment.

     As of the Record Date, options to purchase a total of 420,000 shares of the Company's Common Stock have been issued under the Director Plan and options to purchase 200,000 shares remain issued and outstanding. The balance of the options granted under the Director Plan were either exercised or have expired.

     Senior Management Plan

     In 1996, the Company adopted the 1996 Senior Management Incentive Plan (and as amended, the "Management Plan"). The Management Plan provides for the issuance of up to 2,000,000 shares of Common Stock either upon issuance of options issued under the Management Plan or grants of restricted stock or incentive stock rights. In June 2000, the Company's shareholders approved an amendment to Management Plan to increase the number of shares reserved for issuance from 2,000,000 to 4,000,000. Awards may be granted under the Management Plan to executive management employees by the Board of Directors or a committee of the board, if one is appointed for this purpose. The Management Plan provides for four types of awards--stock options, incentive stock rights, stock appreciation rights, and restricted stock purchase agreements. The stock options granted under the Management Plan can be either ISOs or non-ISOs similar to the options granted under the Incentive Stock Option Plan, except that the exercise price of non-ISOs shall not be less than 85% of the fair market value of the Common Stock on the date of grant. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. If services of the holder terminate prior to the incentive period, the rights become null and void unless termination is caused by death or disability. Stock appreciation rights allow a grantee to receive an amount in cash equal to the difference between the fair market value of the stock and the exercise price, payable in cash or shares of Common Stock. The Board or committee may grant limited SARs which become exercisable upon a "change of control" of the Company. A change of control includes the purchase by any person of 25% or more of the voting power of the Company's outstanding securities, or a change in the majority of the Board of Directors.

     Awards granted under the Management Plan are also entitled to certain acceleration provisions which cause awards granted under the Management Plan to immediately vest in the event of a change of control or sale of the Company. Awards under the Management Plan may be made until 2006.

     As of the Record Date, options to purchase a total of 2,552,500 shares of the Company's Common Stock have been issued under the Senior Management Plan and options to purchase 1,652,500 shares remain issued and outstanding. The balance of the options granted under the Senior Management Plan were either exercised or have expired.

     Each of the types of Awards that may be granted under the Management Plan is discussed below.

     Stock Options. Under the terms of the Management Plan, options granted thereunder will be designated as options which qualify for incentive stock option treatment ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify ("Non-ISO's").

     Under the Management Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent Shareholder such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may not be less than 85% of such fair market value. The aggregate fair market value of shares subject to an option designated as an ISO for which any participant may be granted such an option in any calendar year, shall not exceed $100,000 plus any unused carryovers (as defined in Section 422 of the Code) from a prior year. The "fair market value" will be the price of the Company's Common Stock, the low bid as reported by the National Quotation Bureau, Inc., or a market maker of the Company's Common Stock, or if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith.

     Options may be granted under the Management Plan for such periods as determined by the Management Plan Administrator; provided however that no option designated as an ISO granted under the Management Plan shall be exercisable over a period in excess of ten years, or in the case of a ten percent Shareholder, five years. Options may be exercised in whole at any time or in part from time to time. Options are not transferable except to the estate of an option holder; provided, however, in the case of a Non-ISO, and subject to Rule 16b-3 promulgated under Section 16 of the Exchange Act and prevailing interpretations thereunder by the Staff of the Securities and Exchange Commission, a recipient of a Non-ISO may, with the consent of the Management Plan Administrator, designate a named beneficiary of the Non-ISO in the event of the death of such recipient, or assign such Non-ISO.

     Incentive Stock Rights. Incentive stock rights consists of incentive stock units which give the holder the right to receive, without payment of cash or property to the Company, shares of Common Stock. Each unit is equivalent to one share of Common Stock and will be issued in consideration for services performed for the Company. If the services of the senior manager with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the senior manager or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

     Stock Appreciation Rights ("SARs"). SARs may be granted to recipients of options under the Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator (as defined in the Plan) determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following events: (i) the approval of the shareholders of the Company of a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; (ii) the commencement of a tender or exchange offer for the Company's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Company or any employee benefit plan sponsored by the Company) of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office.

     The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

     Restricted Stock Purchase Agreements. Restricted stock purchase agreements provide for the sale by the Company of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which time the purchase must continue employment with the Company to retain the shares.

     Upon expiration of the applicable restricted period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Company. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

     For information concerning the terms of the employment agreements entered into between the Company and Messrs. Herbert Kurinsky and William J. Kurinsky, see "Executive Compensation".

                              FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS, WHICH EXHIBITS SHALL BE FURNISHED TO SHAREHOLDERS, IF REQUESTED, UPON PAYMENT TO THE COMPANY OF REASONABLE EXPENSES INCLUDING PHOTOCOPYING AND MAILING EXPENSES, TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO WILLIAM J. KURINSKY, SECRETARY, FIRST MONTAUK FINANCIAL CORP., PARKWAY 109 OFFICE CENTER, 328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701. Each such request must set forth a good faith representation that as of May 17, 2002 the person making the request was the beneficial owner of Common Shares of the Company entitled to vote at the 2002 Annual Meeting of Shareholders.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the foregoing is the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment. Proposals of shareholders intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received by the Company on or prior to January 22, 2003 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 2003 Annual Meeting of Shareholders.

                                            By Order of the Board of Directors


                                            WILLIAM J. KURINSKY, Secretary

Dated: May 20, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                                                       EXHIBIT A

                          FIRST MONTAUK FINANCIAL CORP.
                        2002 INCENTIVE STOCK OPTION PLAN

     1. PURPOSE. The purpose of the 2002 Incentive Stock Option Plan (the "Plan") is to advance the interests of FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company"), by strengthening the Company's ability to attract and retain people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined), consultants and registered representatives of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.

     Accordingly, the Company may, from time to time, grant to such Employees, consultants and registered representatives as may be selected in the manner hereinafter provided, options to purchase the shares of the Company's common stock, no par value per share (the "Common Stock") upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Internal Revenue Code of 1986 as amended from time to time (and the rules and regulations promulgated thereunder) (the "Code") ("ISOs") or options which will not so qualify ("Non-ISOs"). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISOs and Non-ISOs.

     2. AMOUNT AND SOURCE OF STOCK. The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 5,000,000 shares of Common Stock, no par value per share, of the Company (the "Shares"), subject to adjustment as provided in Paragraph 11. Such Shares may be reserved or made available from the Company's authorized and unissued Shares or from Shares reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full, for any reason, then the Shares subject to the option so exercised shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or if so designated by resolution of the Board, by a committee selected by the Board (the "Committee"), and to be composed of not less than two (2) members to be appointed from time to time by such Board, and who, at any time they exercise discretion in administering the Plan and within one year prior thereto, shall have not been eligible for selection as a person to whom stock could have been allocated or to whom stock options or stock appreciation rights could have been granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

                                                                      EXHIBIT A

     The Board or, if so designated, the Committee, shall have full authority to:

o interpret and amend the Plan including changes or amendments which may be required in order to satisfy federal tax and securities laws and regulations if effect from time to time;

o    to establish and amend rules and regulations relating to the Plan;

o to determine the eligibility of persons to whom options may be granted under the Plan;

o    to determine whether each option will be an ISO or Non-ISO;

o to determine the terms and provisions of the respective option agreements (which need not be identical); and

o to make all other determinations necessary or advisable for the administration of the Plan.

     Notwithstanding the foregoing, any amendment to the Plan that:

o increases the number of Shares that may be the subject of stock options granted under the Plan;

o    expands the class of persons eligible to receive options under the Plan;

o increases the period during which options may be granted or the permissible term of options under the Plan; or

o    decreases the minimum exercise price of ISO options

shall only be adopted by the Board or, if so designated, the Committee, and shall be valid only upon shareholder approval. No amendment to the Plan, or any outstanding option, shall, without the consent of the holder of an existing option, materially and adversely affect his rights under any option.

     4. ELIGIBILITY. (a) Employees, consultants and registered representatives of the Company or subsidiaries of the Company, as determined by the Board or, if so designated, the Committee, shall be eligible to receive options hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to any consultant, registered representative or any other person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a "Ten Percent Shareholder"), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a). For purposes of the Plan, an "Employee" shall include officers and full and part time employees of the Company or any subsidiary of the Company; provided, however, that options which are designated ISOs shall only be issued to employees eligible to receive such options under the Code. In addition, Non-ISOs may be granted to officers or other employees of the Company or its Subsidiaries, and to

                                                                      EXHIBIT A

consultants, registered representatives and other persons who provide services to the Company or its Subsidiaries, and members of any advisory boards of the Company or otherwise (regardless of whether they are also employees). For purposes of the Plan, a "Subsidiary" shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner. From time to time the Board or, if so designated, the Committee shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, whether an option shall be an ISO or a Non-ISO, and the exercise price, terms and conditions of any options to be granted hereunder. Any person to whom an option is granted under the Plan may be referred to herein as a "Grantee" or "Optionee".

     (b) Notwithstanding anything to the contrary herein, the Board, or if so designated, the Committee, shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422 of the Code.

     5. OPTION PRICE; MAXIMUM GRANT. Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions.

     (a) The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board or, if so designated, the Committee, in good faith. The Board, of if so designated, the Committee, shall consider the closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc., or such other reasonable method based on market quotations. The exercise price for the Shares purchasable under options, designated as Non-ISOs, granted hereunder shall be determined by the Board, which determination shall be made in the Board's sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11.

     (b) With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed the fair market value of $100,000. The Board, or Committee, may adopt a vesting schedule as it may determine in connection with any option granted under the Plan; provided,

                                                                      EXHIBIT A

however, in the event that an option designated an ISO exercisable for the first time by a Grantee during any calendar year exceeds $l00,000 in any one year, determined at the time of grant, such options in excess of $100,000 shall be treated as Non-ISOs.

     6. TERM OF OPTIONS. (a) Subject to the provisions of the Plan, the Board, or if so designated, the Committee, shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant (as defined below). The date of which the Board or, if so designated, the Committee adopts resolutions granting an option to a specified individual shall constitute the date of grant of such option (the "Date of Grant"); provided, however, that if the grant of an option is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board or, if so designated, the Committee, shall complete the necessary corporate action constituting the grant of said option and an offer of Shares for sale to said individual under the Plan.

     (b) The grant of options by the Board or, if so designated, the Committee shall be effective as of the date on which the Board or, if so designated, the Committee, shall authorize the option; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall have received an individual option agreement from the Company which shall set forth the terms and conditions of such option. Each such agreement shall be deemed to have expressly incorporated by reference the provisions of this Plan and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

     7. EXERCISE OF OPTIONS. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) delivery to the Company of such number of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise (or such other period as may be required under the Code) that is equal to the aggregate option exercise price and which Common Stock shall be valued at fair market value (as determined under Section 5 hereof) on the date of exercise; (iii) recourse notes (subject to Paragraph 14 herein); or (iv) a combination of

                                                                      EXHIBIT A

these methods of payment. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 11 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

     8. STOCK APPRECIATION RIGHTS AND OTHER OPTION PROVISIONS. The form of option authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine. Without limiting the foregoing, at the discretion of the Committee, each option agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company's obligation in respect of such option then subject to exercise, may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its discretion. Stock appreciation rights may, in the discretion of the Committee, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

     9. EXERCISE AND CANCELLATION OF OPTIONS UPON TERMINATION OF EMPLOYMENT OR DEATH. (a) Except as otherwise determined by the Board or the Committee at the time an option is granted or subsequent thereto, the following provisions shall govern the effect of an Optionee's termination of employment on the exercisability of an option. In the event that an option holder ceases to be an officer, Employee, consultant or registered representative of the Company or any of its Subsidiaries for any reason other than by reason of permanent disability (as determined by the Board of Directors or Committee), death or termination for cause, any option, which was otherwise exercisable on the date of termination, shall expire, unless exercised, within a period not later than the earlier of:

o three months from the date on which the option holder ceased to be so employed or

o    the expiration of the exercise period.

     Notwithstanding the foregoing, the Board of Directors or the Committee may, in connection with the termination of the employment of an option holder, extend the date by which the option holder must exercise such option, but in no event shall such date be later than the

                                                                      EXHIBIT A

expiration of the exercise period, and in order to effect such extension, the Board of Directors or Committee may cause any to be extended option previously designated as an ISO to be treated as a Non-ISO under the Code.

     In the event that the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge

     For purposes of the Plan, a transfer of an Optionee from the Company to a subsidiary or vice versa, or from one subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive, waiting or exercise period, as the case may be. In the case of any Employee on an approved leave of absence, the Board of Directors or Committee may make such provisions with respect to the continuance of options or other rights previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

     (b) In the event of the death of an Optionee during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an Optionee while an officer, employee, consultant, registered representative, advisory board member or director of the Company or of any Subsidiary, any option granted to such person shall be exercisable for twelve months after the date of permanent disability; but in no event after the expiration of the exercise period; provided that such option shall have previously vested (in whole or in part) prior to the date of such permanent disability and the exercise of such option is in no event made after the expiration of the option exercise period otherwise provided for. In the event of the death of an Optionee while an officer, Employee, consultant, registered representative, advisory board member or director of the Company or any of its Subsidiaries, or during the twelve month period after the date of permanent disability of the Optionee, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one year from the date of the death of the Optionee, but in no event after the expiration of the exercise period. Except as the Board or Committee shall provide otherwise, in the event an Optionee ceases to be an officer, Employee, consultant or registered representative of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

     10. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the Grantee, only by such Grantee or his duly appointed guardian or conservator in the event of his disability.

                                                                      EXHIBIT A

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. (a) If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company's shareholders consisting of property other than shares of Common Stock of the Company or its successors and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board or, if so designated, by the Committee, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

     (b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

                                                                      EXHIBIT A

     12. GENERAL SECURITIES LAW REQUIREMENTS. (a) No option granted hereunder shall be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

     (b) The Board or, if so designated, the Committee, may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

     13. EXCHANGE OF OPTIONS. The Board, or if so designated, the Committee, shall have the right to grant options hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate all or a portion of another option or options previously granted under the Plan to the grantee. The Shares that had been issuable pursuant to the exercise of the Option terminated in the exchange of options shall, upon such termination, again become available for issuance pursuant to the exercise of options under the Plan.

     14. LOANS TO GRANTEE. The Board or Committee, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, a Grantee for the purpose of enabling such Grantee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty percent of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of ten percent per annum; may be unsecured or secured in such manner as the Board or Committee shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board or Committee may determine.

     15. COMPLIANCE WITH SEC REGULATION SECTION 16(B). In the case of Optionees who are or may be subject to Section 16 of the Securities and Exchange Act of 1934, as amended (and the rules and regulations promulgated thereunder) (the "1934 Act"), it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner

                                                                      EXHIBIT A

that satisfies the applicable requirements of Rule 16b-3. This is so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934 Act.

     16. MODIFICATION OF OUTSTANDING OPTIONS. The Board, or if so designated the Committee, may authorize the amendment of any outstanding option with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

     17. TERMINATION. (a) Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

     (b) The Plan shall be submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the New Jersey Business Corporation Act as promptly as practicable and in any event within one year after the date of the original adoption hereof by the Board. Any options granted hereunder prior to such shareholder approval shall not be exercisable unless and until such approval is obtained. If such approval is not obtained on or before one (1) year from the date of the original adoption hereof by the Board, the Plan and any options granted hereunder shall be terminated.

     18. COMPLIANCE WITH INTERNAL REVENUE CODE; TAX WITHHOLDING. (a) It is intended that this Plan qualify as, and be treated as, a qualified incentive stock option plan under the Code. Notwithstanding anything to the contrary contained in this Plan, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Board of Directors or the Committee, if any, be exercised, so as to disqualify the Plan under Code
Section 422. In addition, notwithstanding anything to the contrary set forth in any option award, each and every option award shall be subject to the Code and be governed by the terms thereof.

     (b) The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. Additionally, it shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an option, that the Grantee of such option pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes, if any. The Committee

                                                                      EXHIBIT A

may, in its sole discretion, permit the Grantee of an option, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Committee's sole discretion, the Grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such option having a fair market value equal (as determined under Section 5 hereof) to the amount of such required or permitted withholding taxes to be paid in shares.

     19. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such option.

     20. NO LIMITATION ON RIGHTS OF THE COMPANY. The grant of any option shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     21. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any recipient of any award hereunder shall not be affected in any way by the Plan or related instruments except a specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any option hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any option hereunder.

     22. EXPENSES OF THE PLAN. All of the expenses of the Plan shall be paid by the Company.

     23. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER. No Grantee of any option shall have any rights as a stockholder with respect to any shares subject to his or her option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any option shall have the rights of a stockholder until he or she has paid in full the option price.

     24. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

                                                                       EXHIBIT B

                             NON-EXECUTIVE DIRECTOR
                              STOCK OPTION PLAN OF
                          FIRST MONTAUK FINANCIAL CORP.

1. PURPOSE

     The purpose of the Non-Executive Director Stock Option Plan is to provide a means by which each Director of First Montauk Financial Corp. (the "Company") who is not otherwise a full- time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") will be given an opportunity to purchase Common Stock, $.001 par value per share, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION

(a) The Director Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of the Board (the "Committee") which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

(b) Grant of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Board or Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Board's or Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Board or Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3. SHARES SUBJECT TO THE PLAN

     There shall be no aggregate limitation on the number of shares of Common Stock that may be acquired pursuant to options granted under the Director Plan.

     The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

                                                                      EXHIBIT B

4. ELIGIBILITY

     Options shall be granted only to Non-Executive Directors serving on the Board of Directors of the Company.

5. GRANTS OF OPTIONS

     (a) Non-discretionary Grants to Outside Directors

          (i) Commencing upon the date that this Director Plan is adopted by the Company's stockholders, each Non-Employee Director to the Board of Directors shall be granted an Option to purchase 20,000 shares of Common Stock on September 1st of each year, on the terms and conditions set forth herein; provided that any Non-Executive Director, who has not served as a director for an entire year prior to September 1st of each year shall receive a pro rata number of options determined as follows:

     Date of Membership                                   Options Granted

     September 1 through November 30                      20,000
     December 1 through February 28                       15,000
     March 1 through May 30                               10,000
     June 1 through August 31                              5,000

     Notwithstanding the foregoing, in the event a Non-Executive Director initially joins the Board of Directors on or after June 1, such Non-Executive Director shall not be eligible to be granted Options on September 1 of the year in which he or she first joined the Board of Directors.

6. OPTION PROVISIONS

     Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

(a) The term of each Option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five years from the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director of the Company terminates for any reason or for no reason. In the event of such termination of service the Option shall terminate on the date of termination of service as a director. If termination of service is due to optionee's death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination

                                                                      EXHIBIT B

     of the optionee's service only as to that number of shares as to which it was exercisable on the date of termination of such services.

(b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market ("Nasdaq"), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the- counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

(c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

     (i) Payment of the exercise price per share in cash at the time of exercise; or

     (ii) Recourse notes (subject to Paragraph 16 herein) or

    (iii) Payment by a combination of the methods of payment specified in Subsections 7(c)(i) and 7(c)(ii) above.

(d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

(e) All options granted under the Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of Section 422, or any successor section, of the Internal Revenue Code of 1986, as amended.

7. ACCELERATION OF OPTIONS

     Notwithstanding any contrary installment period with respect to any option and unless the Board or Committee determines otherwise, each outstanding option granted under the Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board (or, if approval of the stockholders is required as a matter of law, the

                                                                      EXHIBIT B

stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (a) shall purchase any Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company's Securities); or (iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 7 as the Board or Committee deems appropriate to ensure that the penalty provisions of
Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director from the Company.

8. RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR

     Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director at any time, with or without cause.

9. NONALIENATION OF BENEFITS

     No right or benefit under the Director Plan shall be subject to alienation, sale, assignment,

                                                                      EXHIBIT B

hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     All options granted under the Plan shall be deemed automatically adjusted (both in the number of shares and exercise price), as appropriate, for any corporate action adopted by the Board of Directors and/or shareholders which action results in changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted.

11. TERMINATION AND AMENDMENT

     Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after a date which is ten years from the date of adoption of the Director Plan by the Board of Directors. The Board or Committee may at any time amend, alter, suspend or terminate the Director plan; provided, however, that the Board or Committee may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may, without the consent of the Non-Executive Director to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

12. EFFECTIVENESS OF THE PLAN

     The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

                                                                      EXHIBIT B

13. GOVERNMENT AND OTHER REGULATIONS

     The obligation of the Company with respect to options shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

14. COMPLIANCE WITH SEC REGULATION SECTION 16(B)

     In the case of optionees who are or may be subject to Section 16 of the Securities and Exchange Act of 1934, as amended (and the rules and regulations promulgated thereunder) (the "1934 Act"), it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3. This is so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to optionees who are or may be subject to Section 16 of the 1934 Act.

15. TAX WITHHOLDING.

     It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an award, that the grantee of such award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for any federal, state or local income or other taxes required by law to be withheld. The Board or Committee may, in its sole discretion, permit the grantee of an award, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Board's or Committee's sole discretion, the grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such grantee or a portion of the shares that were or otherwise would be distributed to such grantee pursuant to such award having a fair market value equal (as determined under Section 6 hereof) to the amount of such required or permitted withholding taxes to be paid in shares.

16. LOANS TO GRANTEES.

     The Board or Committee, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, a grantee for the purpose of enabling such grantee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty (50%) percent of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of ten (10%) percent

                                                                      EXHIBIT B

per annum; may be unsecured or secured in such manner as the Board or Committee shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board or Committee may determine.

17. NO OBLIGATION TO EXERCISE OPTION.

     The granting of an award shall impose no obligation upon the grantee (or upon a transferee of a grantee) to exercise such award.

18. NO LIMITATION ON RIGHTS OF THE COMPANY.

     The grant of any award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

19. EXPENSES OF THE PLAN.

     All of the expenses of the Plan shall be paid by the Company.

20. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER.

     No grantee of any option shall have any rights as a stockholder with respect to any shares subject to his or her option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No grantee of any option shall have the rights of a stockholder until he or she has paid in full the option price.

21. GOVERNING LAW

     The Director Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

                          FIRST MONTAUK FINANCIAL CORP.

                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 21, 2002

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Herbert Kurinsky and William J. Kurinsky, and each of them, proxies, with full power of substitution to each, to vote all common shares of FIRST MONTAUK FINANCIAL CORP., owned by the undersigned at the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. to be held on Friday, June 21, 2002 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.   Election of Class I Directors:

         FOR all nominees listed               WITHHOLD AUTHORITY
         below (except as marked               to vote for the nominee
         to the contrary below)     |_|        listed below              |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

     Nominees for Class I Directors to Serve until the 2005 Annual Meeting:

                                Herbert Kurinsky
                               William J. Kurinsky

II.  Adoption of 2002 Incentive Stock Option Plan

            |_| For          |_| Against           |_| Abstain

III. Adoption of 2002 Non-Executive Director Stock Option Plan

            |_| For          |_| Against           |_| Abstain

and to vote upon any other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 20, 2002, receipt of which is hereby acknowledged.

                (continued and to be signed on the reverse side)

                           (continued from other side)

     Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.

     The shares represented by this proxy will be voted FOR the election of both of the nominees for Class I Directors, FOR the adoption of the 2002 Incentive Stock Option Plan and FOR the adoption of the 2002 Non-Executive Director Stock Option Plan. Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


                                                Dated:___________________, 2002


                                                -------------------------------


                                                -------------------------------

                                                (Please date and sign exactly as
                                                name appears at left. For joint
                                                accounts, each joint owner
                                                should sign. Executors,
                                                administrators, trustees, etc.,
                                                should also so indicate when
                                                signing.)